UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 9, 2011

Gentiva Health Services, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15669	36-4335801
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3350 Riverwood Parkway, Suite 1400 Atlanta, Georgia	30339-3314
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 951-6450

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

As previously reported, Gentiva Health Services, Inc., a Delaware corporation (“Gentiva”), entered into a Senior Secured Credit Agreement, dated August 17, 2010 (the “Credit Agreement”), by and among Gentiva, each lender from time to time party thereto, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, General Electric Capital Corporation, as Syndication Agent, and Barclays Bank PLC, SunTrust Bank and Fifth Third Bank as Co-Documentation Agents, which provides for a $200 million term loan A facility (“Original Term A Loan”), a $550 million term loan B facility (“Original Term B Loan” and, together with Original Term A Loan, the “Original Term Loans”) and a $125 million revolving credit facility (the “Revolving Facility”), each of which is guaranteed jointly and severally by substantially all of Gentiva’s wholly-owned domestic subsidiaries (collectively, the “Guarantors”), and is secured by a first-priority security interest in substantially all of Gentiva’s and the Guarantors’ existing and future assets.

On March 9, 2010 (the “Refinancing Date”), Gentiva entered into a First Refinancing Amendment to the Credit Agreement (the “Amendment”), by and among Gentiva, the lenders party thereto and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”). Pursuant to the Amendment, on the Refinancing Date, Gentiva (i) incurred a replacement Term A Loan in an aggregate principal amount equal to $180,000,000 (the “Replacement Term A Loan”) and a replacement Term B Loan in an aggregate principal amount equal to $546,562,500 (the “Replacement Term B Loan” and, together with the Replacement Term A Loan, the “Replacement Term Loans”) and (ii) used the proceeds from the Replacement Term Loans to prepay all amounts outstanding under the Original Term Loans, which were then immediately cancelled (the “Refinancing”).

In accordance with the Credit Agreement, Gentiva paid a prepayment fee equal to $10,931,250 in connection with the prepayment of the Original Term B Loan.

As with the Original Term Loans, borrowings under the Replacement Term Loans, which may be treated as either base rate loans (“Base Rate Loans”) or Eurodollar rate loans (“Eurodollar Rate Loans”), bear interest at a rate equal to an applicable margin (the “Applicable Rate”) plus, at Gentiva’s option, either (a) a base rate (the “Base Rate,” which is applicable to Base Rate Loans) determined by reference to the highest of (1) the corporate base rate of interest of Bank of America, N.A., (2) the federal funds rate plus 0.50% and (3) a LIBOR rate determined by reference to the costs of funds for deposits in U.S. dollars for the interest period relevant to such borrowing adjusted for certain additional costs, plus 1.00%, or (b) a LIBOR rate (the “Eurodollar Rate,” which is applicable to Eurodollar Rate Loans) determined by reference to the costs of funds for deposits in U.S. dollars for the interest period relevant to such borrowing adjusted for certain additional costs.

Pursuant to the Amendment, (i) the minimum Base Rate has been reduced to 2.25% from 2.75%, (ii) the minimum Eurodollar Rate has been reduced to 1.25% from 1.75% and (iii) the Applicable Rate has been reduced as follows:

•	Replacement Term A Loan. Until such time as Gentiva is required under the Credit Agreement to deliver a compliance certificate to the Administrative Agent for the year ended December 31, 2010, the Applicable Rate for the Replacement Term A Loan is 2.25% for Base Rate Loans and 3.25% for Eurodollar Rate Loans, as compared to 4.00% and 5.00%, respectively, for the Original Term A Loan. Following delivery of such compliance certificate, the Applicable Rate for the Replacement Term A Loan will range from 1.75% to 2.25% for Base Rate Loans and 2.75% to 3.25% for Eurodollar Rate Loans, as compared to 3.00% to 4.00% and 4.00% to 5.00%, respectively, for the Original Term A Loan; and

•

Replacement Term B Loan. The Applicable Rate for the Replacement Term B Loan is 2.50% for Base Rate Loans and 3.50% for Eurodollar Rate Loans, as compared to 4.00% and 5.00%, respectively, for the Original Term B Loan.

Interest rates applicable to the Revolving Facility were unaffected by the Amendment.

Additionally, the Amendment effected certain other changes to the Credit Facility, including (A) a reduction of Gentiva’s required minimum consolidated interest coverage ratio to 2.25 to 1.00 for each fiscal quarter commencing with the quarter ending March 31, 2011, as compared to the originally required ratio of (i) 2.75 to 1.00 for each quarter for the years ending December 31, 2011 and 2012 and (ii) 3.00 to 1.00 for each quarter of each year thereafter and (B) the elimination of certain leverage ratio requirements in respect of acquisitions for which aggregate consideration would exceed $200 million.

The foregoing description of the Amendment and the Replacement Term Loans is only a summary and is qualified in its entirety by reference to the full text of the Amendment and the Form of Replacement Term Note, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and each of which is incorporated by reference herein.

ITEM 7.01	Regulation FD Disclosure

On the Refinancing Date, Gentiva issued a press release announcing the Refinancing. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01.

The information contained in this Item 7.01 to this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by Gentiva under the Securities Act of 1933, as amended.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	First Refinancing Amendment, dated as of March 9, 2011, to Credit Agreement among Gentiva, the Lenders party thereto and Bank of America, N.A., as Administrative Agent.

10.2	Form of Replacement Term Note (filed as Exhibit 10.2 to Gentiva’s Current Report on Form 8-K filed on August 17, 2010 and incorporated by reference herein).

99.1	Press Release, dated March 9, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTIVA HEALTH SERVICES, INC.

Date: March 9, 2011	By:	/s/ Eric R. Slusser
Eric R. Slusser
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.1	First Refinancing Amendment, dated as of March 9, 2011, to Credit Agreement among Gentiva, the Lenders party thereto and Bank of America, N.A., as Administrative Agent.

10.2	Form of Replacement Term Note (filed as Exhibit 10.2 to Gentiva’s Current Report on Form 8-K filed on August 17, 2010 and incorporated by reference herein).

99.1	Press Release, dated March 9, 2011